                                                                    EXHIBIT 23.1

                         CONSENT OF ROGERS & HARDIN LLP


       We hereby consent to the reference to our firm name under the caption "THE MERGER--Certain Federal Tax Considerations" and to the inclusion of our form of tax opinion as an exhibit to the Registration Statement of Alternative Living Services, Inc. on Form S-4.



ROGERS & HARDIN LLP
September 22, 1997
Atlanta, Georgia